FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 30, 2002
(date of earliest event reported July 30,2002)

Commission File Number:  0-11596


ExperTelligence, Inc.
(Exact name of registrant as specified in its charter)

California                                     95-3506403
(State or Other Jurisdiction of            (I.R.S. Employer
     Incorporation)                        Identification No.)

25 East Ortega Street, Santa Barbara, California 93010
(Address of principal executive offices and zip code)


Registrant's telephone number:  (805) 962-2558

Item 5 - OTHER EVENTS
On July 30, 2002, Expertelligence (the "Company") announced that William Urschel and Dennison Bollay, both officers and directors of the company, intend to purchase shares of stock in the Company on the open market for their private accounts under a "Plan for Trading of Securities of ExperTelligence, Inc." dated July 30, 2002

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 30, 2002
ExperTelligence, Inc.
By: /s/ William Urschel
Name: William Urschel
Title: CEO


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